Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated January 8, 2019 to the

Statutory Prospectus for Class A, Class C, Class T, Class R6, Institutional Class, Administrative Class

and Class P Shares of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as supplemented thereafter)

Disclosure Related to AllianzGI International Growth Fund

BOARD APPROVAL OF REORGANIZATION OF

ALLIANZGI INTERNATIONAL GROWTH FUND WITH AND INTO

A NEWLY-CREATED SERIES OF NATIONWIDE MUTUAL FUNDS

On January 7, 2019, the Board of Trustees of Allianz Funds Multi-Strategy Trust approved an Agreement and Plan of Reorganization pursuant to which AllianzGI International Growth Fund (the “Existing Fund”) would be reorganized with and into Nationwide International Growth Fund (the “New Fund” and together with the Existing Fund, the “Funds”), a corresponding, newly-created series of Nationwide Mutual Funds (the “Reorganization”). The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Existing Fund at a special meeting of the shareholders expected to be held in the second quarter of 2019 (the “Closing Conditions”). If the Closing Conditions are satisfied, the Reorganization is expected to occur in the third quarter of 2019, although the Reorganization may be delayed.

Following the Reorganization (assuming the satisfaction of the Closing Conditions), Nationwide Fund Advisors (“Nationwide”), will serve as investment adviser to the New Fund. Nationwide Fund Management LLC will serve as the administrator and transfer agent to the New Fund.

The Fund’s current adviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), will serve as the sub-adviser following the Reorganization. The New Fund’s portfolio will be managed by the same AllianzGI U.S. personnel involved in the day-to-day management of the Existing Fund. The New Fund will have an identical investment objective and substantially similar strategies, policies and restrictions to those of the Existing Fund. In the Reorganization (assuming the satisfaction of the Closing Conditions), the New Fund will receive all of the assets and assume all of the liabilities of the Existing Fund, and the Existing Fund’s shareholders will receive shares of the New Fund in exchange for their shares of the Existing Fund. Shareholders of Class A and Institutional Class shares of the Existing Fund will receive Class A and Class R6 shares of the New Fund, respectively, of the New Fund.

The Reorganization is (assuming the satisfaction of the Closing Conditions) not expected to result in any change to net expenses for Class A shareholders, and lower net expenses for Institutional Class shareholders. The New Fund is expected to pay the same management fee it currently pays to AllianzGI U.S., which is 0.70% of the Fund’s net assets annualized. The pro forma gross expense ratios for Class A and Class R6 shares of the New Fund will be slightly higher than the gross expense ratios for Class A and Institutional Class shares of the Existing Fund, respectively. However, Nationwide has proposed to cap expenses of the New Fund to 1.05% and 0.72% of the New Fund’s total annual fund operating expenses for Class A and Class R6 shares, respectively, through June 30, 2021. The Existing Fund is subject to expense limitations of 1.05% for Class A shares, and 0.80% for Institutional Class shares. The table below summarizes the expense limitations currently in effect for each share class of the Existing Fund and expected expense limitations for the analogous share classes of the New Fund.

Expense Limitations – Pre- and Post-Reorganization

Share Class of Existing Fund	Currently Effective Expense Limitation	Corresponding Share Class of New Fund	Expected Expense Limitation – through 06/30/2021
Class A	1.05%	Class A	1.05%
Institutional Class	0.80%	Class R6	0.72%

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

The Reorganization is intended to be a tax-free “reorganization” for U.S. federal income tax purposes, and it is therefore anticipated that no gain or loss will be recognized by shareholders as a direct result of the Reorganization for U.S. federal income tax purposes. Existing Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

It is expected that Nationwide, and not AllianzGI U.S., the Existing Fund or its shareholders, will bear the proxy and solicitation costs and other expenses of the Reorganization, except that the Funds will bear the costs, if any, of restructuring the Existing Fund’s portfolio, such as brokerage commissions and other transaction costs. Such portfolio restructuring costs are not expected to be material.

No action by shareholders of the Existing Fund is necessary at this time. Additional information, including a description of the Reorganization and detailed information about fees, expenses, risk factors and conditions to closing, will be provided to shareholders of the Existing Fund in a prospectus/proxy statement that is expected to be mailed in April 2019. The prospectus/proxy statement will provide information regarding the date, time and location of the special shareholders meeting at which the Reorganization will be considered.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Nationwide Mutual Funds or the New Fund, nor is it a solicitation of any proxy. To receive a free copy of the prospectus/proxy statement relating to the Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission and has become effective, please call 1-877-361-7967. The prospectus/proxy statement will also be available free of charge on the Securities and Exchange Commission’s Web site (http://www.sec.gov). The prospectus/proxy statement will also contain information about persons who may be considered “participants” in the solicitation of the Existing Fund shareholders. Please read the prospectus/proxy statement carefully before making any investment decisions.

Please retain this Supplement for future reference.